U.S. SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C. 20549

                                      FORM 8-K/A
                                  (Amendment No. 2)

                                    CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): August 10, 2001

                               FREESTAR TECHNOLOGIES
             (Exact name of registrant as specified in its charter)

                                       Nevada
                    (State or jurisdiction of incorporation
                                 or organization)

                                     000-28749
                             (Commission File Number)

                                     88-0446457
                     (I.R.S. Employer Identification Number)

        Calle Fantino Falco, J.A. Baez Building, 2nd Floor, Santo Domingo,
                               Dominican Republic
                   (Address of principal executive offices)

                 Registrant's telephone number:  (809) 732-5911

          16130 Ventura Boulevard., Suite 600, Encino, California 91436 (Former name or former address, if changed since last report)

ITEM 4.  ACQUISITION OR DISPOSITION OF ASSETS

     On August 10, 2001, the Registrant purchased all of the assets of ePayLatina, S. A. in exchange for 1,000,000 shares of Series A preferred stock in the Registrant. The Series A shares are convertible into 12,000,000 shares of common stock in the Registrant. Conversion can occur upon the certification after 12 months that the Registrant has a before tax profit of at least $1,000,000 at which time, 1/3rd of the preferred shares become convertible into common. Then, on each 12 month anniversary date, again on certification of before tax profits of at least $1,000,000, another 1/3rd of the preferred shares will convert to common until all of the preferred stock has been converted. The preferred stock was issued pursuant to
Section 4(2) of the Securities Act of 1934, as amended, and was disbursed to Paul Egan, the owner of ePayLatina, S. A. The preferred stock is voting and each share receives 12 votes on any issue brought before the shareholders. Total assets transferred to the Registrant by this transaction totaled $1,297,902 less liabilities of ePayLatina, S. A. which the Registrant assumed totaling $18,108.

     ePayLatina, S. A. developed a card swipe terminal called the Card Device that works in conjunction with Windows computers enabling consumers to consummate secure e-commerce transactions over the internet using credit, debit, ATM (with PIN) or smart cards. The system integrates a consumer-side swipe terminal with a back-end host-processing center. The swipe terminal encrypts sensitive financial data at the consumer's personal computer before sending the data over the internet to a secure third party processing center for decoding and subsequent forwarding to the credit, debit, ATM or smart card information to the online e-merchant.

     In addition to ePayLatina, S. A.'s triple DES encryption algorithm that protects financial data when it is sent from the consumer's terminal to the processing center, when a transaction is consummated, the merchant only receives an authorization number. The merchant never receives the consumer's credit card information. This allows for a maximum level of financial security during the transaction.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Financial Statements.

     Audited financial statements on ePayLatina, S. A. ("ePayLatina") are set forth commencing on the following page. At the time of the acquisition transaction as reported in this Form 8-K, the Registrant was a non-operating company with no operations, assets or liabilities and had 6,851,500 shares of its common stock issued and outstanding. As of June 30, 2001 ePayLatina was an operational company. This transaction will be treated under the purchase method of accounting with ePayLatina being the survivor and therefore a recapitalization of ePayLatina. This transaction qualifies as a recapitalization due to the following elements; after the transaction, ePayLatina becomes the majority shareholder of the Registrant, EpayLatina's operations will be the significant operations of the Registrant, and EpayLatina's board of directors and officers will become the board of directors and officers of the Registrant. Accordingly, the financial statements of the Registrant will be the historical financial statements of ePayLatina, S. A. The Registrant has a fiscal year which ends on December 31.

                       REPORT OF INDEPENDENT AUDITORS

To the Board of Directors
EPAYLATINA, S. A.

We have audited the accompanying balance sheet of ePayLatina, S. A. as of June 30, 2001, and the related statements of operations, cash flow and changes in equity for the three months then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures on the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ePayLatina, S. A., as of September 30, 2001, the changes in its operations and its cash flow changes and its equity for the three months then ended in conformity with generally accepted accounting principles.



/s/  Ernst & Young
Ernst & Young
August 2, 2001
Santo Domingo, Dominican Republic

                               E PAY LATINA, S. A.
                                 BALANCE SHEET

                                                                   June 30
                                                                     2001
                                                              (In US$ dollars)

ASSETS

Current:
  Cash and temporary investment                                        220,297
  Accounts receivable (Note 3)                                           9,820
  Inventory - (Note 4)                                                  15,169
Total current assets                                                   245,286

Furniture                                                               44,168
Less - accumulated depreciation                                           (814)
                                                                        43,354
Out of service equipment                                               103,723
Total fixed assets                                                     147,077

Others assets (Note 5)                                                 905,539
Total assets                                                         1,297,902

LIABILITIES

Current:
  Accounts payable and accruals:
    Suppliers                                                           17,222
    Others                                                                 886
Total current liabilities                                               18,108

Shareholders' equity:
  Common shares US$5.92 per value
  Authorized and issued 1000                                             5,935
  Additional paid - in capital                                       1,301,074
Deficit accumulated                                                    (27,215)
Total shareholders' equity                                           1,279,794
Total shareholders' equity and liabilities                           1,297,902

                      See notes to the financial statements.

                              E PAY LATINA, S. A.
                            STATEMENT OF OPERATIONS
             FOR THE PERIOD FROM MAY 25, 2001 TO JUNE 30, 2001


                                                                   June 30
                                                                     2001
                                                              (In US$ dollars)

Revenue:
Sales                                                                   7,387
Other                                                                     111
                                                                        7,498

Costs and expenses:
Cost of sales                                                           5,841
General and administrative expenses                                    28,872
                                                                       34,713

Net loss                                                             (27,215)

                    See notes to the financial statements.

                             E PAY LATINA, S. A.
                        STATEMENT OF CHANGES IN EQUITY
                          PERIOD ENDED JUNE 30, 2001



                                                            Additional
                                 Issued     Outstanding       paid in
Deficit
                                 Shares       capital         capital
accumulated     Total

Balance at date April 30, 2001        -               -              -
-         -
Issuance of common stocks         1,000           5,935              -
-     5,935
Commitments to purchase stocks        -               -      1,301,074
- 1,301,074

Net loss                              -               -              -
(27,315)  (27,315)

Balance at June 30, 2000          1,000           5,935      1,301,074
(27,315) 1,297,794



                             See notes to the financial statements.

                                    E PAY LATINA, S. A.
                                  STATEMENT OF CASH FLOWS
                    FOR A PERIOD FROM MAY 25, 2001 TO JUNE 30, 2001

                                                                   June 30
                                                                     2001
                                                              (In US$ dollars)

Cash from operating activities:
Net loss                                                              (27,315)
Net changes in assets and liabilities:
   Depreciation                                                           814
    Accounts receivable                                                (9,820)
    Inventory                                                         (15,169)
    Accounts payable and accruals                                      18,108
Net cash used in operating activities                                 (33,282)

Cash from investing activities:
Acquisition of Improvements in furniture and
other assets                                                       (1,053,430)
Net cash used in investing activities                              (1,053,430)

Cash from financing activities:
Proceeds from common stock                                              5,935
Additional paid - in capital                                        1,301,074
Net cash provided by financing activities                           1,307,009

Net increase in cash                                                  220,297
Cash at the beginning of the period                                         -
Cash at the end of the period                                         220,297

                      See notes to the financial statements.

                                E PAY LATINA, S. A.
                           NOTES TO FINANCIAL STATEMENTS
                                   JUNE 30, 2001

1.  Business Description.

ePayLatina, S. A., is organized under the laws of the Dominican Republic on May 25, 2001. This company has as main activity the investigation, development, implementation and commercialization of all type of projects and program of high Technology, specially related to financial institution concerning commerce by internet, among other activities of licit commerce in Dominican Republic, and any other country where other, enterprise can develop their activities.

On June 30, 2001 the Company registered at the National Authorities of Intellectual Property the name of the software enhanced
Transactional Secure Software transactional secure software (Registration number 00085)

2.  Accounting Policies.

Presentation Basis.

The company maintains its registers and prepares statutory financial statements in accordance with the tax and accounting legislation of the Dominican Republic. Being used the accounting principles issued by the International Committee of Accounting Standards; the accompanying financial statements have been prepared from the Dominican accounting registers for presentations in accordance with accounting principles accepted in the United States (U.S. GAAP).

Currency in which the figures of the financial statements are expressed.

Almost all the company's assets and liabilities expressed in RD$
Dominican pesos.

Most of the accounting principles generally accepted in the United States are also generally accepted by the auditors' firm and the commercial companies organized in the Dominican Republic. The Company's financial statements are prepared in RD$ Dominican pesos and converted to US$ dollars in the following way:

(a) Monetary Assets and Liabilities are converted using the official exchange rate at the end of the months US$1=RD$16.85.

(b) Non Monetary Assets and Liabilities are converted using the official exchange rate at the date that the transaction occurred.

Inventories are recorded at their average cost, never exceeding their market values.

Furniture and Equipment.

The furniture and equipment are recorded at their acquisition cost and are depreciated using the straight-line method.

Use of Estimates.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.  Accounts Receivable.

A detail of this account in as follows:

                                                                   2001
                                                            (In US$ dollars)

Clients                                                            9,536
Employees                                                            284
                                                                   9,820

4.  Inventory.

                                                                   2001
                                                            (In US$ dollars)

Card Swipe Terminals                                              15,169

5.  Other assets.

                                                                   2001
                                                            (In US$ dollars)

Purchase of Software                                              894,916
Deposits                                                            4,748
Other                                                               5,875
                                                                  905,539

6.  Legal Reserve.

In accordance with the Commercial Code of the Dominican Republic, all limited liabilities companies are require to take at least 5% of their net income to create a legal reserve. This requirement is an obligation that the company has until this reserve has reached a 10% of the subscribed and paid-in capital. This reserve is not available for the payment of dividends.

7.  Participation in Benefits.

The local law requires that companies distribute of ten percent (10%) of their net income before taxes to employees. This distribution is individually limited to the equivalent of 60 days of ordinary salaries for those employees who have worked three years or more for the company, and of 45 days of ordinary salaries for those employees who have worked less than three years. This distribution should be made within the 120 days after the end of the fiscal year.

8.  Management Business Expectations.

On June 26, 2001, ePayLatina, S. A., entered into a five-year strategic alliance and revenues sharing agreement with Banco Nacional de Cr dito and Enelpunto.Net. The basis of this agreement is to expand the commerce usage in the Dominican Republic, Caribbean and Latin American Regions. On May 25, 2001, ePayLatina, S. A. acquired the rights that eConnect Caribbean had with this contract.

The contract calls for a percentage of revenue sharing in three phases:

     PHASE 1: The deployment of card swipe terminals into the marketplace where as Banco Nacional de Cr dito and Enelpunto.Net share with ePayLatina, S. A. a percentage of the sale price of the card devices over and above the cost. With the launch of Project 999 planned for April 1, 2001 an estimated 30,000 units will be deployed into the Dominican market via a financial package offered by the bank, which will include PC speaker and UPS and free card device payable over a period of 24 months at RD$999.00 per month.

     PHASE 2: Utilizing as per contract Enelpunto.Net a Major Internet Portal in the Dominican Republic ePayLatina, S. A. plans to offer the card devices to clients and merchants throughout the Caribbean and Latin American Region therefore generating more revenue through the sale of card devices and other devices.

     PHASE 3: ePayLatina, S. A. through it's Payment Gateway situated in Santo Domingo, Dominican Republic, will offer other financial institutions and point of sales (POS) swipe devices through its Processing Center therefore generating revenue in addition to usage of the card device. ePayLatina,
     S. A., will also act as per contract as a payment gateway for other forms of Internet payment e-commerce, present and new.

On the June 6, 2001, ePayLatina, entered into a contract with La Nacional de Envio C. por A. a Dominican Institution of thirty years of experience in the banking and money transfer market and Banco Nacional de Credito. Concentrating on the Dominican expatriate population in the United States, in particular the New York area where approximately 1.9 million Dominicans presently reside. La Nacional de Envio, C. por A. has established itself as a trusted agent and bank for the acceptance and guaranteed payment of monies transferred from the United States to the Dominican Republic. They presently handle US$60 million in transactions per month, out of an approximate US$150 million along with other institutions such as Western Union and Money Gram.

ePayLatina, S.A., and Banco Nacional de Credito offer La Nacional the alternative to their clients to send money via the Internet from their home excluding the necessity for their clients to travel to their locations. Our target is to secure 10 to 15% of the transactions currently being processed per month. With our transaction revenue share agreement with the bank, ePayLatina's share should approximate US$1,500,000.00 per annum.

The management of the Company considers the viability of ePayLatina,
S. A., as a going concern of good standing, based on the contracts in place and future strategic alliances under negotiation at present.

The Company has taken a foothold in the Latin American e-commerce market through the establishment of the ePayLatina payment gateway and Licensing the ETSS "Enhanced Transactional Secure Software" platform. In-house development of our client and merchant transactional software, further enables card swipe terminals to function over the Internet and through conventional payment methods.

Negotiations for global distribution and deployment of the ETSS software solution are already in their final stages with the world market leaders of the secure electronic payment industry.

Management feels that by the second quarter, significant revenue will be reflected in the financial statements due to deployment (already in progress) of the card devices and full operation of ePayLatina's Payment Gateway.

Exhibits.

     Exhibits included or incorporated by reference herein are set forth in the attached Exhibit Index.

ITEM 8. CHANGE IN FISCAL YEAR

     Effective on August 10, 2001, the date of the transaction reported in this filing, the Registrant adopted the fiscal year end (June 30) of the acquiring company (ePayLatina, S.A.).

                                   SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                Freestar Technologies



Dated: February 5, 2002                         By: /s/ Paul Egan
                                                Paul Egan, President

                                    EXHIBIT INDEX

Number                           Exhibit Description

2      Asset Purchase Agreement between the Registrant and
       Epaylatina, S.A., dated August 9, 2001 (incorporated by reference to Exhibit 10.1 of the Form 8-K filed on August
       14, 2001).

4 Certificate of Powers, Designations, Preferences And Rights of Series A Preferred Stock of Freestar Technologies
       (incorporated by reference to Exhibit 4 of the Form 8-K filed on August 14, 2001).

10.1   Employment Agreement between the Registrant and Ciaran
       Egan, dated August 9, 2001 (incorporated by reference to
       Exhibit 10.2 of the Form 8-K filed on August 14, 2001).

10.2 Employment Agreement between the Registrant and Paul Egan, dated August 9, 2001 (incorporated by reference to Exhibit
       10.3 of the Form 8-K filed on August 14, 2001).

10.3   Employment Agreement between the Registrant and Dennis H.
       Johnston, dated August 9, 2001 (incorporated by reference to Exhibit 10.4 of the Form 8-K filed on August 14, 2001).